EXHIBIT 99.2

BRIDGE ONCOLOGY PRODUCTS, INC.

FINANCIAL STATEMENTS

JUNE 30, 2005

BRIDGE ONCOLOGY PRODUCTS, INC.

FINANCIAL STATEMENTS

JUNE 30, 2005

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Bridge Oncology Products, Inc.

          We have audited the accompanying balance sheet of Bridge Oncology Products, Inc., as of June 30, 2005, and the related statements of income (loss), stockholders’ equity (deficit), and cash flows for the period of inception (February 10, 2005) to June 30, 2005.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

          We conducted our audit in accordance with U.S. generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Bridge Oncology Products, Inc. as of June 30, 2005 and the results of its operations and cash flows for the initial period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Cole, Samsel & Bernstein, LLC	Certified Public Accountants

Lodi, New Jersey July 6, 2005

BRIDGE ONCOLOGY PRODUCTS, INC.

BALANCE SHEET

JUNE 30, 2005

ASSETS
OTHER ASSETS
Organization costs, net of amortization of $334		$3,673
Licenses		50,000

Total Assets		$53,673

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES
Due to SCO Financial Group		$54,370
Accrued expenses		5,100

Total Current Liabilities		59,470
STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred stock - $0.01 par value authorized –10,000 shares issued – 0 shares
Common stock - $0.01 par value authorized –100,000 shares issued – 1,000 shares	$10
Additional paid in capital	49,990
Retained earnings (deficit)	(55,797)

Total Stockholders’ Equity (Deficit)		(5,797)

		$53,673

See notes to financial statements.

BRIDGE ONCOLOGY PRODUCTS, INC.

STATEMENTS OF INCOME (LOSS)

FOR THE PERIOD OF INCEPTION (FEBRUARY 10, 2005)
TO JUNE 30, 2005

OPERATING EXPENSES
Consulting fees	$50,000
Legal and professional	5,000
Amortization	334
Printing and publication	353
Miscellaneous	10

Total Operating Expenses	55,697

INCOME (LOSS) BEFORE PROVISION FOR TAXES	(55,697)
PROVISION FOR TAXES	100

NET INCOME (LOSS)	$(55,797)

See notes to financial statements.

BRIDGE ONCOLOGY PRODUCTS, INC.

STATEMENTS OF CASH FLOWS

FOR THE PERIOD OF INCEPTION (FEBRUARY 10, 2005) TO JUNE 30, 2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)		$(55,797)
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization	$334
Organization costs	(4,007)
Accrued expenses	5,100
Due to SCO Financial Group	54,370

Total Adjustments		55,797

Net Cash Provided (Used) by Operating Activities		—
CASH FLOWS FROM INVESTING ACTIVITIES
License agreement		(50,000)
CASH FLOWS FROM FINANCING ACTIVITIES
Paid-in capital		50,000

NET INCREASE (DECREASE) IN CASH		—
CASH – BEGINNING		—

CASH – ENDING		$—

SUPPLEMENTAL DISCLOSURES
Cash paid for:
Taxes		$—

Interest		$—

See notes to financial statements.

BRIDGE ONCOLOGY PRODUCTS, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2005

NOTE 1 –	SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BUSINESS

Bridge Oncology Products, Inc. (the “Company”) is a Delaware corporation formed in February 2005.  The Company acquired the commercialization rights outside of North America to an FDA-approved drug, sodium phenylbutyrate from a related party, Virium Pharmaceuticals, Inc. (“Virium”).  Virium holds the North American commercialization rights to the drug.  This drug is used to treat a rare genetic disorder in infants.

REVENUE RECOGNITION

Revenue is recognized when services rendered are completed.

USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

OTHER INTANGIBLE ASSETS

The Company adopted SFAS No. 142, Goodwill and Other Intangible Assets and, as required, the Company does not amortize indefinite lived intangible assets.  The License agreement acquired from a related party has an indefinite life.  These are reviewed annually (or more frequently under various conditions) for impairment using a fair value approach.

Intangible assets that do not have indefinite lives are amortized over the useful lives and reviewed for impairment in accordance with SFAS no. 144.

NOTE 2 –	LICENSE AGREEMENT

In February 2005, the Company entered into a Phenylbutyrate (“PB”) Co-development and sub-license agreement with Virium Pharmaceuticals, Inc., a related party.  The exclusive sub-license agreement entitles the Company to all of Virium’s PB technology in the worldwide territory with the exception of the United States of America and Canada including, without limitation any and all patents, patent applications, continuations, continuations-in-part, inventions, improvements, know how, trademarks, trade secrets, any and all other intellectual property or proprietary information related thereto, together with any and all commercialization rights pertaining to the PB technology.

BRIDGE ONCOLOGY PRODUCTS, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2005

NOTE 3 –	RELATED PARTY TRANSACTIONS

In March 2005, the Company entered into an agreement with SCO Financial Group LLC (“SCO”), a related party, to have SCO to act as an exclusive financial consultant and advisor in connection with the general corporate financial management and advisory needs.  The Company will pay a monthly retainer fee in the amount of $12,500, payable at the beginning of each month.

SCO also paid for legal costs with regard to organization expenditures and operating expenses. A balance due to SCO in the amount of $54,370 is set forth in the financial statements.

Additionally, SCO will be granted 250,000 seven-year warrants to purchase the Company’s common stock at $0.001 per share and an additional 150,000 seven-year warrants at the same exercise price every twelve month anniversary of the agreement.

NOTE 4 –	COMMITMENTS AND CONTINGENT LIABILITES

SCO Financial Group

In accordance with the financial management agreement with SCO, in the event of a corporate finance transaction of licensing agreement or a merger/acquisition identified by SCO, the Company will pay SCO a success fee for its advisory services of 5% of the aggregate value of the transaction.  Additionally, the Company agrees to reimburse SCO for its out-of-pocket expenses incurred in connection with the advisor’s role in the transaction in the amount of 1% of the aggregate value of the transaction.

In the event of a corporate finance transaction with public or private financing identified by SCO, the Company will pay SCO a success fee of 7% in cash (plus warrant coverage, at sale price of the common stock, of 10%) of the aggregate value of the transaction.  Additionally, the Company agrees to reimburse SCO for its expenses in connection with SCO’s role in the transaction in the amount of 1% in the aggregate value of the transaction.

SCO reserves the right to receive the success fees in cash or in seven-year warrants to purchase the Company’s common stock at $0.001 per share, based upon an assumed valuation of $2.5 million.

BRIDGE ONCOLOGY PRODUCTS, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2005

NOTE 4 –	COMMITMENTS AND CONTINGENT LIABILITES (Continued)

Royalties

The Company is obligated to pay royalties to Virium on all direct sales of PB or any product incorporating the PB technology within a prescribed territory in the amount of 2%.

Acquisition

The Company is currently in negotiations to acquire one hundred percent (100%) of all the outstanding common shares of an unrelated third party in exchange for fifty (50%) of the outstanding capital stock of the Company.